Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Blue Calypso, Inc. a Delaware corporation (the “Company”), on Form 10-K for the period ending December 31, 2012 as filed with the Securities and Exchange Commission (the “Report”), I, William Ogle, Chief Executive Officer , certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

(1) The Annual Report on Form 10-K for the year ended December 31, 2012 (the “Report”)of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William Ogle

William Ogle

Chief Executive Officer

Date: March 29, 2013